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The Rules Of The Octel Corp. Company Share Option Plan
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EXHIBIT 10.15





                     THE ASSOCIATED OCTEL COMPANY LIMITED


                                    - and -


                    OCTEL PROFIT SHARING TRUST CO. LIMITED




                             TRUST DEED and RULES

                                    of the

                       OCTEL PROFIT SHARING SHARE SCHEME




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CONTENTS


THIS DEED of TRUST............................................................44
   1.   DEFINITIONS...........................................................44
     1.1     General..........................................................44
     1.2     Clause Headings..................................................45
   2.   TRUSTS OF THE SCHEME..................................................45
     2.1     Covenant to pay Amounts due in accordance with the Scheme........45
     2.2     Trustee's Covenant to Apply Moneys in Acquisition of Shares......45
     2.3     Appropriation in Accordance with Rules of the Scheme.............45
     2.4     Holding of Shares pending Distribution...........................46
     2.5     Payments of Money or Monies Worth................................46
     2.6     Rights Issue in respect of Unappropriated Shares.................46
     2.7     Use of Cash Balances.............................................46
     2.8     Accounting for Moneys on Termination of the Scheme...............47
   3.   DIVIDENDS AND OTHER DISTRIBUTIONS.....................................47
   4.   GROUP COMPANIES.......................................................47
     4.1     Addition of New Participating Companies..........................47
     4.2     Company ceasing to be a Participating Company....................47
     4.3     Provision of Information to Trustee..............................48
     4.4     Company acts through Board of Directors..........................48
   5.   ACQUISITION OF SHARES.................................................48
     5.1     Methods by which Shares may be acquired..........................48
     5.2     Use of Sums not Applied in Acquisition of Shares.................48
   6.   ISSUE OF SHARES.......................................................49
     6.1     Rights of Shares Subscribed by Trustee...........................49
     6.2     Admission to the New York Stock Exchange.........................49
   7.   RETENTION OF SHARES...................................................49
     7.1     No Disposal before Release Date..................................49
     7.2     Disposals after Period of Retention and before Release Date......49
     7.3     Sale by Participant after Period of Retention....................49
   8.   VOTING RIGHTS.........................................................50
   9.   NOTICES AND CIRCULARS.................................................50
     9.1     Notices to Participants..........................................50
     9.2     Circulars to Shareholders........................................50
   10.    RIGHTS ISSUES.......................................................50
     10.1    Action by Trustee................................................50
     10.2    Acquisition of New Shares........................................51
     10.3    Trustee Requires Indemnity.......................................51
   11.    CAPITALISATION ISSUES...............................................51
   12.    SCRIP DIVIDENDS.....................................................51
     12.1    Election by Trustee..............................................51
     12.2    Shares shall not be Scheme Shares................................51
     12.3    Cash Distribution................................................51
   13.    RECONSTRUCTIONS AND TAKE-OVERS......................................52
     13.1    Participants shall be Notified...................................52
     13.2    Consideration consisting of Cash.................................52
     13.3    Compulsory Acquisition or Transfer of Shares.....................52

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   14.    ENTITLEMENTS........................................................52
     14.1    Proportionate Allocation of Securities...........................52
     14.2    Allocation of Securities forming part of holding of Scheme
             Shares...........................................................53
   15.    INFORMATION.........................................................53
   16.    TRUSTEE'S POWERS OF DELEGATION......................................53
     16.1    Delegation to Professional Person................................53
     16.2    Delegation to Other Person or Company............................53
     16.3    Revocation of Delegation.........................................53
     16.4    Execution of Documents...........................................53
     16.5    Deposit of Trust Property........................................54
   17.    ADMINISTRATION......................................................54
     17.1    Trustee's Power to make Regulations..............................54
     17.2    Decisions taken by Majority......................................54
     17.3    Accounting for Tax...............................................54
     17.4    Minimum Number of Trustees.......................................54
   18.    PROVISIONS RELATING TO THE TRUSTEE..................................55
     18.1    Trustee's Indemnity..............................................55
     18.2    Trustee's Interests..............................................55
     18.3    Banker may be Trustee............................................55
     18.4    Charges of Professional Trustee..................................55
     18.5    Trustee not precluded from personal investment...................55
     18.6    Information Supplied by Company..................................56
   19.    APPOINTMENT REMOVAL AND RETIREMENT OF TRUSTEES......................56
     19.1    Statutory Power Vested in Company................................56
     19.2    Power to Appoint Additional Trustees.............................56
     19.3    Company Ceasing to Exist.........................................56
     19.4    Removal of Trustee...............................................56
     19.5    Retirement of Trustee............................................56
     19.6    Transfer of Trust Property following Retirement..................57
     19.7    Sole Continuing Trustee..........................................57
     19.8    Trust Corporation................................................57
   20.    RESIDENCE OF THE TRUSTEES...........................................57
   21.    ALTERATIONS.........................................................57
   22.    TERMINATION.........................................................57
   23.    GENERAL.............................................................57
     23.1    Governing Law....................................................57
     23.2    Schedule One.....................................................58
schedule one: the rules.......................................................59
   1.   DEFINITIONS...........................................................59
   2.   INVITATIONS TO PARTICIPATE............................................65
     2.1     Issue of Invitations.............................................65
     2.2     Terms of Agreement...............................................65
     2.3     Employee Electing not to Participate.............................66
   3.   PURCHASE OF SHARES FOR APPROPRIATION..................................66
     3.1     Arrangements for Purchasing Shares...............................66
     3.2     When Shares may not be Purchased.................................66
   4.   SUBSCRIPTION OF SHARES FOR APPROPRIATION..............................66
     4.1     Arrangements for Subscription for New Shares.....................66
     4.2     Timing of Contributions to Trustees..............................67

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   5.   APPROPRIATION OF SHARES...............................................67
     5.1     Number of Appropriations.........................................67
     5.2     Method of Appropriation..........................................67
     5.3     Proportionate allocation of Shares which do not rank pari passu..68
     5.4     Limitation to Relevant Amount....................................68
     5.5     Evidence of share ownership......................................68
   6.   ISSUE OF SHARES.......................................................68
     Shares to rank pari passu................................................68
   7.   DISPOSALS AND PAYMENT.................................................68
     7.1     Prohibition on Disposal by Trustee...............................68
     7.2     Accounting for Cash Receipts.....................................68
     7.3     Accounting by Participating Company..............................69
   8.   TRANSFER OF LEGAL TITLE...............................................69
     8.1     Transfer free of Income Tax......................................69
     8.2     Transfer after Period of Retention...............................69
   9.   STAMP DUTY............................................................69
   10.    DISPUTES............................................................69
   11.    RIGHTS ON TERMINATION OF EMPLOYMENT.................................70
   12.    DUTY TO ACCOUNT FOR PAYE ETC........................................70
     12.1    Deduction from Cash Payments.....................................70
     12.2    Transfer of Shares prior to Release Date.........................70
     12.3    Maintenance of records...........................................70
     12.4    Information to Participants......................................70
   13.    ALTERATIONS.........................................................71
     13.1    General Power to Amend Scheme....................................71
     13.2    Amendment prior to Inland Revenue approval.......................71
     13.3    Amendment subsequent to Inland Revenue approval..................71
     13.4    Amendment which adversely affects Participants...................71
   14.    GENERAL.............................................................71
SCHEDULE TWO: NOTICE OF APPROPRIATION.........................................72
SCHEDULE THREE: DEED OF ADHERENCE.............................................74
SCHEDULE FOUR: INVITATION LETTER..............................................76
SCHEDULE FIVE: PARTICIPATION AGREEMENT........................................77

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THIS DEED of TRUST

is made the     day of                       1999

BETWEEN

1 The Associated Octel Company Limited whose registered office is situated at Suite 2, 4th Floor, Berkeley Square House, Berkeley Square, London, W1X 6DT ("the Company") and

2 Octel Profit Sharing Trust Co. Limited, whose registered office is situated at Suite 2, 4th Floor, Berkeley Square House, Berkeley Square, London, W1X 6DT ("the Trustee" which expression shall where the context so permits include the trustee or trustees for the time being hereof).

WHEREAS

A      The Company is incorporated in England and Wales;

B The Company wishes to establish a profit sharing share scheme to be approved in accordance with the provisions of Schedule 9 of the Income and Corporation Taxes Act 1988 (as amended) for the purposes of providing funds to the Trustee to enable shares in the capital of the Company's ultimate parent, Octel Corp. to be acquired by the Trustee and to be appropriated to employees and directors of the Participating Companies (as hereinafter defined) in accordance with the Rules of the Scheme;

C THE terms of the said Employee Share Trust (which are contained in this Deed) have been approved by resolution of the Company dated 17 February 1999;

D      THE Trustee has agreed to be the first trustee of the Scheme.

       NOW THIS DEED WITNESSES as follows:

1.     DEFINITIONS

       1.1    General

       In this Deed:

       a references to any statute or statutory instrument or to any part or parts thereof include any modification, amendment or re-enactment thereof for the time being in force; and

       b references to any deed, agreement, document or instrument (including this Deed) shall be construed as a reference to such deed, agreement, document or instrument as from time to time amended, supplemented or varied; and

       c where the context permits words of the masculine gender shall include the feminine and vice versa and words in the singular shall include the plural and vice versa.

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       d      unless the context otherwise requires words and expressions defined in Schedule One shall have the same meaning in the other parts of this Deed and references to "Clauses" shall mean clauses of this Deed and references to "Rules" in this Deed and in Schedule One shall mean the rules set out in Schedule One.

       1.2    Clause Headings

       The Clause headings in this Deed are included for reference purposes only and do not affect its interpretation wherever they may appear.

2.     TRUSTS OF THE SCHEME

       2.1    Covenant to pay Amounts due in accordance with the Scheme

       The Company and the Participating Companies hereby covenant with the Trustee to pay to the Trustee in accordance with and subject to the provisions of the Scheme the amounts due from it for the purposes of the subscription for or purchase of Shares by the Trustee to be appropriated under the Scheme to the Participants employed by it together with any other amounts required to cover any costs, charges, and expenses incurred in such subscription or purchase and any other expenses and charges incurred by the Trustee in the establishment, operation and determination of the Scheme. Each Participating Company shall be separately liable to fund only the amount necessary to purchase Shares to be appropriated to the Participants specifically employed by it.

       2.2    Trustee's Covenant to Apply Moneys in Acquisition of Shares

       Subject as hereinafter provided, the Trustee hereby covenants with the Company to apply the moneys received pursuant to Clause 2.1 in the subscription for or purchase of Shares and to hold the same, once appropriated, and all other trust property deriving therefrom, UPON TRUST for the Participants respectively entitled thereto, subject to the Rules of the Scheme.

       2.3    Appropriation in Accordance with Rules of the Scheme

       As soon as reasonably practicable after the acquisition of Shares by it pursuant to the Scheme the Trustee shall appropriate the Shares so acquired to the Participants in accordance with the Rules of the Scheme and shall as soon as reasonably practicable thereafter notify each Participant in writing in the form (or substantially in the form) of Schedule Two of the description and number of Shares so appropriated to him, the date of the appropriation and the Initial Market Value of the Shares.

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       2.4    Holding of Shares pending Distribution

       If, in the case of any acquisition of Shares under the Scheme, it is not possible to appropriate all the Shares without fractional entitlements arising in respect of individual Participants or, if for any other reason the Trustee holds Shares for the purpose of the Scheme which are not to be appropriated, the Trustee may hold so many of the Shares as the Company shall direct for a period not exceeding 18 months from the relevant date of acquisition and the Trustee may sell the Shares if they cannot be appropriated within that period.

       2.5    Payments of Money or Monies Worth

       Subject to their obligations under paragraph 7 of Schedule 10 to the Act and to any such direction as is mentioned in paragraph 4(2) of that Schedule the Trustee:

       a shall pay over to the Participant any money or money's worth received by them in respect of or by reference to any of his Shares other than money's worth consisting of new shares within the meaning of paragraph 5 of Schedule 10 to the Act; and

       b the Trustee shall deal only pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in his Shares is for the time being vested with any right conferred in respect of any of his Shares to be allotted shares, securities or rights of any description.

       2.6    Rights Issue in respect of Unappropriated Shares

       If, prior to the appropriation of any Shares under the Scheme, the Trustee becomes entitled in respect of those Shares to any rights to be allotted or to subscribe for further securities (other than an issue of bonus shares of the same class as Shares then held by the Trustee pending any such appropriation, which bonus shares shall be retained by the Trustee and shall form part of the Shares to be appropriated among the Participants on the relevant Appropriation Day) the Trustee may exercise those rights or sell those rights for the best consideration in money reasonably obtainable at the time.

       2.7    Use of Cash Balances

       The Trustee shall hold:

       a      any unused cash balances arising under Clause 2.2;

       b      the net proceeds of any sale made pursuant to Clauses 2.4 and 2.5;

       c      any income therefrom;


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       d      any dividends received in respect of any unappropriated Shares held under the Scheme; and

       e any Capital Receipt of less than (pound)1 otherwise distributable to a particular Participant

       UPON TRUST to apply the same in or towards any reasonable expenses of administering and determining the Scheme (including any provision for taxation for which the Trustee is liable) and the Trustee shall notify the Company on request of the amounts so held by it. The Trustee shall not be under any duty to invest any moneys of which it stands possessed under this Clause.

       2.8    Accounting for Moneys on Termination of the Scheme

       Upon the termination of the Scheme for whatever reason the Trustee shall sell all unappropriated Shares and thereupon account (so far as practicable) to the Company and to any Participating Companies for any moneys held by it as far as is practicable in the same proportions as they were provided or as may otherwise be appropriate.

3.     DIVIDENDS AND OTHER DISTRIBUTIONS

       As soon as practicable following their receipt of any dividends or other distributions in respect of Scheme Shares, the Trustee shall pay and account for such dividends or other distributions to the Participants concerned, in accordance with their respective entitlements.

4.     GROUP COMPANIES

       4.1    Addition of New Participating Companies

       The Scheme may, with the consent of the Directors and after notification to the Inland Revenue, be extended to any company which is under the Control of the Company not a party to this Deed by the adherence of such company to the provisions of the Scheme by a deed supplemental hereto, in the form of Schedule Three, amended as may be thought necessary by the Company and the Trustee and thereupon the provisions of the Scheme and of this Deed shall apply to such company as though it were a party to this Deed.

       4.2    Company ceasing to be a Participating Company

       The Scheme shall cease to apply to any Participating Company other than the Company at any time when:

       a      such company ceases to be under the Control of the Company; or


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       b      a notice is served by the Company upon the Trustee that the Scheme shall cease to apply to such company provided that the conditions specified in paragraph 2(3) of Schedule 9 to the Act continue to be satisfied;

       but any Shares previously appropriated to employees of any such Participating Company shall be unaffected.

       4.3    Provision of Information to Trustee

       If, and so long as, the Scheme applies to any Participating Company, such company shall provide the Trustee with all information required from it for the purposes of the administration and determination of the Scheme and shall do so in such form as the Trustee shall reasonably require and the Trustee shall in good faith rely on such information without further enquiry.

       4.4    Company acts through Board of Directors

       If, and so long as, the Scheme applies to any Participating Company the powers and discretions exercisable by such company in relation to the Scheme shall be exercisable by resolution of its board of directors or a duly appointed committee thereof and a minute of any resolution thereof signed by the secretary or a director of such company shall be sufficient authority for the Trustee to act.

5.     ACQUISITION OF SHARES

5.1    Methods by which Shares may be acquired

       Shares to be used under the Scheme may be acquired by the Trustee by way of:

       a      subscription; or

       b      purchase including from Participants; or

       c a rights or capitalisation issue in respect of Shares which have been acquired by the Trustee and have not been appropriated under the Scheme.

       5.2    Use of Sums not Applied in Acquisition of Shares

       Any sums paid by a Participating Company to the Trustee pursuant to Clause 2.1 shall if not applied for the purposes of the Scheme within nine months from the date of such payment be used to cover the Trustee's incidental costs and expenses or be repaid promptly to that company.

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6.     ISSUE OF SHARES

       6.1    Rights of Shares Subscribed by Trustee

       All Shares subscribed for by the Trustee pursuant to the Scheme shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu except that they will not rank for any dividend or other rights declared by reference to a record date preceding the date of such subscription.

       6.2    Admission to the New York Stock Exchange

       If, and so long as, the Shares which are to be issued are of the same class as shares which are traded on The New York Stock Exchange, the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares to the Trustee pursuant to the Scheme, application shall be made to The New York Stock Exchange for permission to deal in those Shares unless such application has already been made.

7.     RETENTION OF SHARES

       7.1    No Disposal before Release Date

       The Trustee shall not dispose of any Scheme Shares held on behalf of a Participant before the Release Date during the applicable Period of Retention except in accordance with a direction of such Participant (or his personal representatives) in the event of a Reconstruction or Take-over affecting such shares.

       7.2    Disposals after Period of Retention and before Release Date

       The Trustee shall not dispose of any Scheme Shares held on behalf of a Participant (other than in accordance with a direction given by a Participant or his personal representatives in the event of a Reconstruction or Take-over affecting his Scheme Shares) after the end of the applicable Period of Retention and before the Release Date except:

       a at the written direction of such Participant or any other person in whom the beneficial interest is vested by law; and

       b by a transaction which would not involve a breach of paragraphs 2(2)(c) and (d) of Schedule 9 to the Act.

       7.3    Sale by Participant after Period of Retention

       After the applicable Period of Retention and before the Release Date nothing shall prevent a Participant from selling his beneficial interest in his Scheme Shares to the Trustee for the same consideration as in accordance with Clause 7.2b would be required to be obtained on a sale of such Shares to a third party.

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8.     VOTING RIGHTS

       In respect of any Scheme Shares the Trustee shall upon any matter in relation to which at a general meeting of the Relevant Company or at any class meeting they are entitled to exercise any voting rights attaching thereto vote in such way as the Trustee, in its discretion considers to be in the interests of the Participants as a whole. The Trustee shall not exercise any voting rights in respect of any unappropriated Shares acquired by it pursuant to the Scheme.

9.     NOTICES AND CIRCULARS

       9.1    Notices to Participants

       Notices or documents which the Trustee is required or may desire to give to any Eligible Employee or Participant shall either be delivered to him by hand or sent to him by post at his last known home or business address according to information provided by him to the relevant Participating Company. Notices sent by post shall be deemed to have been given on the day following the date of posting.

       9.2    Circulars to Shareholders

       The Company shall make available to Participants copies of all circulars and documents sent by it to the holders of its Shares and if and for so long as the Company is not the Relevant Company shall use all reasonable endeavours to procure that all circulars and documents sent by the Relevant Company to its ordinary shareholders shall be made available to Participants.

10.    RIGHTS ISSUES

       10.1   Action by Trustee

       Whenever any rights to acquire shares or other securities or other rights of any nature are granted by the Relevant Company in respect of Scheme Shares the Trustee shall act in the best interests of the Participants in deciding whether:

       a (subject to the provision by him of funds) to take up the rights on behalf of the Participants; or

       b      to sell the rights (in whole or in part); or

       c      to allow the rights to lapse; or

       d to sell rights nil paid to the extent necessary to enable the Trustee to subscribe in full for the balance of any unsold rights.

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       10.2   Acquisition of New Shares

       Any New Shares (within the meaning of paragraph 5 of Schedule 10 of the Act) taken up by the Trustee on behalf of any Participant under this Clause shall subject to Clause 14 form part of the Participant's Scheme Shares and shall be deemed to have been acquired or appropriated at the same time as the Scheme Shares to which they relate.

       10.3   Trustee Requires Indemnity

       Nothing in this Clause shall require the Trustee to act in any manner whereby they would be involved in any liability unless indemnified to their satisfaction by the Participant in question against such liability. In the exercise of any discretion conferred upon it the Trustee shall not be liable for any loss to any Participant arising by reason of any matter or thing other than wilful fraud or wrongdoing on the part of the relevant trustee sought to be made liable.

11.    CAPITALISATION ISSUES

       Where the Relevant Company allots any New Shares (within the meaning of paragraph 5 of Schedule 10 of the Act) by way of capitalisation to the Trustee in respect of any Scheme Shares held by it such New Shares shall subject to and in accordance with Clause 14 form part of such Scheme Shares and shall be deemed to have been acquired or appropriated at the same time as the Scheme Shares in respect of which they are allotted.

12.    SCRIP DIVIDENDS

       12.1   Election by Trustee

       Whenever the Relevant Company offers to the holders of any Scheme Shares the right to elect to receive Shares wholly or partly in lieu of a cash dividend the Trustee shall act in the best interests of the Participants in electing whether to receive cash or Shares in respect of such dividend.

       12.2   Shares shall not be Scheme Shares

       Any Shares taken up by the Trustee on behalf of any Participant under this Clause shall not form part of the Scheme Shares to which they relate but shall be registered in the name of the relevant Participant.

       12.3   Cash Distribution

       In so far as any dividend or other distribution consists of cash it shall belong to the Participants concerned and be paid to them in accordance with Clause 3.

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13.    RECONSTRUCTIONS AND TAKE-OVERS

       13.1   Participants shall be Notified

       Participants shall be notified of any Reconstruction or Take-over and any Participant may give notice in writing to the Trustees instructing them in respect of any of his Scheme Shares (and where appropriate exercising any right to elect to receive any particular form of consideration available thereunder).

       13.2   Consideration consisting of Cash

       To the extent the consideration received by virtue of any Reconstruction or Take-over consists of cash it shall be treated as the proceeds of a disposal under Clause 7.2 and so far as it consists of New Shares (within the meaning of paragraph 5 of Schedule 10 of the Act) it shall be held by the Trustee as Scheme Shares subject to the terms of this Deed and the Rules of the Scheme mutatis mutandis as if the same were the Scheme Shares in respect of which they are issued or which they otherwise represent.

       13.3   Compulsory Acquisition or Transfer of Shares

       In the event of any Scheme Shares being compulsorily acquired or Scheme Shares are transferred to another company or cancelled for a consideration consisting of cash and/or shares the Participants concerned shall receive notification thereof from the Trustees as soon as practicable after such acquisition transfer or cancellation. The Trustee shall act in the best interests of the Participants in electing whether to receive cash or Shares in respect of such consideration and the provisions of this Clause and Clause 14 shall apply mutatis mutandis.

14.    ENTITLEMENTS

       14.1   Proportionate Allocation of Securities

       Where in respect of Shares of the same class as the Scheme Shares an offer or invitation is made conferring rights to acquire against payment additional securities in the Relevant Company or where new securities by way of capitalisation are to be allotted by such company the Trustee shall allocate such rights or securities amongst the Participants concerned on a proportionate basis and if such allocation shall give rise to a fraction of a right or a security shall round such allocation down to the next whole right or security and the Trustee shall use its best endeavours to sell any rights or securities which are not allocated and distribute the net proceeds of sale (after deducting therefrom any expenses of sale and any taxation which may be payable by the Trustee in respect thereof) among the Participants whose allocation was rounded down such proceeds being treated as a Capital Receipt in accordance with
       Section 186(3) of the Act provided that any sum of less than (pound)1 otherwise distributable to a particular Participant may be retained by the Trustee.

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       14.2   Allocation of Securities forming part of holding of Scheme Shares

       In any circumstances in which the Trustee receives new securities which are deemed to form part of a holding of Scheme Shares the Trustee shall allocate the securities to the Participant by reference to the relevant dates of appropriation or acquisition of the Scheme Shares to which they relate and if any such allocation should give rise to a fraction of a security the Trustee shall subject to the Act round such allocation up or down to the next whole security.

15.    INFORMATION

The Trustee shall maintain such records as may be necessary to comply with the Act and shall at all times and from time to time give to each Participant such information as shall be in its possession to enable him to determine and quantify any liability he may have to income tax under Schedule E by reason of any Relevant Event.

16.    TRUSTEE'S POWERS OF DELEGATION

       16.1   Delegation to Professional Person

       In the exercise of its discretions and the performance of its duties hereunder the Trustee may employ and pay a registrar, solicitor, broker, actuary, accountant, banker or other adviser and may appoint any such person as its agent to transact all or any business and may act on the advice or opinion of any such solicitor, broker, actuary, accountant, banker or other adviser and shall not be responsible for anything done or omitted to be done or suffered in good faith in reliance on such advice or opinion.

       16.2   Delegation to Other Person or Company

       Except as otherwise provided by Section 186 and Schedules 9 and 10 to the Act the Trustee may delegate any of their powers and duties hereunder or any business including the exercise of any discretion to any person or company including any Participating Company.

       16.3   Revocation of Delegation

       The Trustee may at any time and shall if so directed by the Company revoke any delegation or arrangement made under this Clause and require any trust property held by another person to be returned to the Trustee.

       16.4   Execution of Documents

       The Trustee may execute or sign or appoint an attorney to excute or sign and may authorise any of its directors, officers or employees on its behalf to effect the execution or signature of any deeds, documents, cheques or other instruments by the impression of any signature on behalf of or as witness of any sealing by the Trustee in writing, printing, lithography, photocopying or any other mode of representing or reproducing words in a visible form. Any such signature or sealing shall constitute due execution by the Trustee.

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       16.5   Deposit of Trust Property

       The Trustee may at any time cause any part of the trust property to be deposited for safekeeping with any person on behalf of the Trustee and may pay any expenses in connection therewith.

17.    ADMINISTRATION

       17.1   Trustee's Power to make Regulations

       Subject to, and in accordance with, the provisions of this Deed, including Schedule One, the Trustee may make such regulations as it considers appropriate relating to the administration of the Scheme.

       17.2   Decisions taken by Majority

       The directors of the Trustee shall meet together as may be necessary for the administration of the trusts hereof and all decisions taken by a majority (or as a result of the casting vote of any chairman appointed by the directors of the Trustee present at the meeting) of the directors of the Trustee present at any meeting of the board of the Trustee of which notice has been given to all of them present in the United Kingdom (provided at least two directors shall be present) shall be as effective for all purposes as if such decisions had been unanimous decisions of all the directors. A written resolution signed by all the directors arrived at without any meeting shall be effective for all purpose. Nothing herein shall preclude a sole director from acting on its own.

       17.3   Accounting for Tax

       The Trustee shall arrange for the relevant Participating Companies to account to the Inland Revenue or other authority concerned for any amounts deducted from payments made pursuant to the Scheme in respect of income tax or any other deductions required in accordance with paragraph 7 of Schedule 10 to the Act. Where there is no relevant Participating Company in respect of a Participant the Trustee shall account to the Inland Revenue or other authority concerned for any amounts of income tax or any other deductions required to be made in accordance with paragraph 7 to Schedule 10 of the Act.

       17.4   Minimum Number of Trustees

       The number of trustees of the Scheme shall not be less than two persons unless a company is appointed as sole trustee and if at any time the number of trustees shall fall below such limits the surviving or continuing trustees shall have power to act only for the purpose of doing all things necessary to concur in or secure the appointment of a new trustee or trustees.

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18.    PROVISIONS RELATING TO THE TRUSTEE

       18.1   Trustee's Indemnity

       The Company shall pay to or reimburse the Trustee or its directors, as appropriate, upon demand for all charges and expenses reasonably incurred by it or them in the course of the administration and determination of the trusts of this Deed and of the Scheme and shall keep the estates and effects of the Trustee's directors fully indemnified and saved harmless against all actions, claims, losses, demands, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities arising out of anything done or caused to be done by them or suffered or incurred by them in the exercise or purported exercise of any of the powers and discretions vested in them by this Deed and the Scheme or otherwise howsoever arising out of or in connection with the preparation, administration, operation, or termination of the Scheme but so that no director shall be indemnified or exonerated in respect of any fraud or wilful default on his part and in addition the Trustee shall have the benefit of all indemnities conferred upon trustees generally by law and by the Trustee Act 1925.

       18.2   Trustee's Interests

       A person shall not be disqualified from acting as director of the trustee hereof or exercising any power vested in the Trustee by reason of the fact that he is or has been a director or employee of any Participating Company or is participating in or has participated in the Scheme or for any remuneration or other benefit received thereby or in connection therewith.

       18.3   Banker may be Trustee

       Any bank which is banker to any Participating Company may act as trustee without being required to account for any profit resulting therefrom.

       18.4   Charges of Professional Trustee

       Any person acting as a director of the trustee in the course of any profession or business carried on by him may charge and be paid such reasonable remuneration charges or disbursements whether in connection with the Scheme or otherwise as shall from time to time be agreed between him and the Company.

       18.5   Trustee not precluded from personal investment

       No director or officer of a body corporate or a trust corporation acting as a trustee shall on his own account be precluded from acquiring, holding, or dealing with any debentures, debenture stock, shares or securities whatsoever of the Company or any other company in the shares of which the Company may be interested or from entering into any contract or other transaction with the Company or any such other company or from being interested in any such contract or transaction and nor shall he be in any way liable to

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       account to the Company, or any Participant in the Scheme for any profits made fees, commissions, shares of brokerage, discounts allowed or advantages obtained by him from or in connection with such acquisition, holding, dealing, contract or transaction whether or not in connection with his duties hereunder.

       18.6   Information Supplied by Company

       The Trustee shall be entitled in the absence of manifest error to rely without further enquiry on information supplied to them by the Company for the purposes of the Scheme and shall also be entitled to rely in the absence of manifest error on any direction, notice or document purporting to be given or executed by or with the authority of the Company or by any Participant in the Scheme as having been so given or executed.

19.    APPOINTMENT REMOVAL AND RETIREMENT OF TRUSTEES

       19.1   Statutory Power Vested in Company

       The statutory power of appointing new and additional trustees shall be vested in the Company, which may at any time by writing under hand of a person duly authorised by a resolution of the Directors appoint a new trustee including a corporate trustee.

       19.2   Power to Appoint Additional Trustees

       In addition to the said statutory power the Company shall have power at any time by deed to appoint any person to be an additional trustee hereof notwithstanding that the effect of such appointment would be to increase the number of trustees hereof beyond four.

       19.3   Company Ceasing to Exist

       All powers of appointment and removal shall be vested in the Trustee in the event that the Company ceases to exist otherwise than in consequence of a reconstruction or amalgamation.

       19.4   Removal of Trustee

       The Company may at any time by writing under hand of a person duly authorised by a resolution of the directors remove a trustee from office (but not so as to leave in office fewer than two trustees unless a corporate trustee) without assigning any reason therefor and such removal shall (in the absence of any other date specified in the notice) take place forthwith.

       19.5   Retirement of Trustee

       A trustee may retire by giving to the Company written notice of his desire to retire and such notice shall take effect at the expiry of three months (or such other period as may be agreed with the Company) from the date of such notice. The trustee shall not be obliged and shall not be responsible for any costs occasioned by such retirement but shall execute all such documents and do all such things as may be necessary to give proper effect to such retirement.

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       19.6   Transfer of Trust Property following Retirement

       Forthwith upon his removal or retirement a trustee shall transfer all trust property held by him and deliver all documents in his possession relating to the Scheme to the remaining trustees (if any) or otherwise as the Company may direct.

       19.7   Sole Continuing Trustee

       After such removal or retirement as is mentioned in Clauses 19.4 or 19.5 a sole trustee (whether or not a trust corporation) may continue to act as a trustee in all respects but so that if after such removal or retirement there shall be no continuing trustee the Company shall forthwith appoint a new trustee in place of such removed or retired trustee.

       19.8   Trust Corporation

       The provisions of Sections 37 and 39 of the Trustee Act 1925 shall apply hereto as if all references therein to a trust corporation were references to any company authorised to undertake trust business.

20.    RESIDENCE OF THE TRUSTEES

       If there is more than one trustee at least one of their number shall at all times be resident in the United Kingdom for United Kingdom tax purposes. If there is only one trustee it shall be a body corporate (which in accordance with Clause 19.8 need not be a trust corporation) at all times resident in the United Kingdom for United Kingdom tax purposes.

21.    ALTERATIONS

       The Company may at any time (with the concurrence of the Trustee) by deed supplemental hereto alter any of the provisions of this Deed (including the Schedules hereto) in accordance with Rule 13.

22.    TERMINATION

       No appropriation of shares under the Scheme may be made later than seventy-six years after the date of this Deed and the perpetuity period applicable to this Deed shall be eighty years.

23.    GENERAL

       23.1   Governing Law

       This Deed shall be governed by and construed in accordance with the laws of England and Wales.

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       23.2   Schedule One

       Schedule One shall have effect as part of this Deed.


IN WITNESS whereof this document has been executed and delivered as a deed the day and year first above mentioned.
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SCHEDULE ONE: THE RULES

1.     DEFINITIONS

In these Rules, the following words and expressions shall, where the context so permits, have the meanings set forth below:

"Accounting Period"             any period as the Directors may from time to
                                time determine, being the period for which the audited accounts of the Company are made up;

the "Act"                       the Income and Corporation Taxes Act 1998;

"Agreement"                     a letter in the form (or substantially in the
                                form) of Schedule Five;

the "Appropriate Percentage"    in relation to Scheme Shares shall be determined
                                as follows according to the time of the Relevant
                                Event:

                                (1) subject to (2) below, if the Relevant Event occurs before the third anniversary of the relevant
                                          Appropriation Day, 100 %;

                                (2) if the Relevant Event occurs before the third anniversary of the relevant Appropriation Day and the Relevant Participant either:

                                          (a)     ceases to be a director or
                                                  employee of any Participating
                                                  Company by reason of injury
                                                  disability or redundancy with
                                                  in the meaning of the
                                                  Employment Rights Act 1996; or

                                          (b)     reaches age 65, 50 %;


"Appropriation Day"             a day determined by the Directors (and agreed in
                                advance with the Trustee) as the day on which Shares are to be appropriated to Participants in accordance with this Scheme;

"Capital Receipt"               in relation to the Scheme Shares of a
                                Participant, any money or money's worth which the Trustee or the Participant become entitled to receive, save to the extent that it is disregarded pursuant to the provisions of
                                Section 186(3) of the Act;


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the "Company"               The Associated Octel Company Limited, registered in
                            England and Wales (registered number 344359);

"Continuous Employment"     the meaning ascribed by Section 211 of the
                            Employment Rights Act 1996;

"Control"                   means the power of a person to secure

                            (a) by means of the holding of shares or the possession of voting power in relation to any body corporate; or

                            (b) by virtue of any powers conferred by the articles of association or other document regulating any body corporate,

                            that the affairs of a body corporate are conducted in accordance with the wishes of that person;

"Dealing Day"               a day on which The New York Stock Exchange is open
                            for the transaction of business;

the "Deed"                  the Trust Deed constituting, inter alia, this Scheme
                            as amended from time to time;

the "Directors"             the board of directors of the Company, or a duly
                            authorised committee thereof;

"Eligible Employee"         any person (other than one who has served notice
                            under Rule 2.3 that he does not wish to participate in the proposed appropriation) who on the applicable
                            Appropriation Day:

                            (1) is a Full Time Director or employee of a Participating Company and:

                                      (a)   is chargeable to tax in respect of
                                            his office or employment under Case
                                            I of Schedule E of the Act; and



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                                         (b) on the immediately preceding
                                         Qualifying Date had such period of
                                         Continuous Employment with any one or
                                         more Participating Companies (taken
                                         consecutively) as the Directors may
                                         determine provided, being a period not
                                         exceeding five years in total ending on
                                         the relevant Appropriation Date; or

                         (2) is a former employee who ceased employment with a Participating Company in the preceding eighteen months whom the Directors may in their absolute discretion permit to participate; or

                         (3) would be eligible to participate under (1) above save that he is not chargeable to tax under Case I of Schedule E of the Act but whom the Directors may in their absolute discretion permit to participate;

                         PROVIDED THAT:

                         (A) a person who at the relevant Qualifying Date is absent due to pregnancy or confinement (and who immediately prior to such absence satisfied the criteria set out in paragraph
                                   (1) above) shall be treated as an employee on the relevant Qualifying Date provided that the employment during such pregnancy or confinement shall be taken to be part of the required period of Continuous Employment with any one or more Participating Companies; and

                         (B) a person who is ineligible to participate by virtue of paragraphs 8 or 35 of Schedule 9 to the Act shall not be treated as an Eligible Employee;

"Full Time Director"     a Director who is contracted to work at least 25 hours
                         per week (exclusive of meal breaks) (or such lower number of hours per week as the Directors may determine from time to time in their absolute discretion) for any one or more of the Participating Companies;



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"Initial Market Value"       (1)       save as mentioned in (2) below, the value
                                       of a Share immediately before the
                                       relevant Appropriation Day determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of the Inland Revenue; or

                             (2) in relation to appropriations of Shares quoted on the New York Stock Exchange, their value determined by reference to the average cost to the Trustees (exclusive of all incidental expenses) of all Shares acquired during the following periods:

                             (a) in respect of subscribed Shares (if any) in the period of 30 days immediately preceding the relevant Appropriation Day provided that such shares shall only be subscribed at a price which is equivalent to the middle market quotation for such Shares as derived from the Wall Street Journal for the Dealing Day preceding subscription; and

                             (b) in respect of purchased Shares (if any) the period of 60 days immediately preceding the relevant Appropriation Day.

"Invitation"                 a letter of offer in the form (or substantially the
                             form) of Schedule Four;

"Locked-In Value"            in relation to any Scheme Shares, shall be
                             construed in accordance with Section 186(5) of the Act, being at the date of the Deed:

                             (1)       the Initial Market Value of the Scheme
                                       Shares; or

                             (2) in the event that the Participant has by virtue of Section 186(3) of the Act become chargeable to income tax on a percentage of the amount or value of any Capital Receipt in respect of the Scheme Shares, the amount by which the Initial Market Value of the Scheme Shares exceeds the amount or value of such percentage of such Capital Receipt or, if there has been more than one Capital Receipt, the aggregate of them;




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"Participant"                an Eligible Employee to whom Scheme Shares are
                             appropriated in accordance with this Scheme (or, where the context admits, his personal representatives);

"Participating Company"      the Company and any other company for the time
                             being designated as a Participating Company being a company which is under the Control of the Company;

"Period of Retention"        in relation to Scheme Shares, the period beginning
                             on the date on which they are appropriated to a Participant and ending on whichever is the earliest of:-

                             (1)       the second anniversary of such date;

                             (2) the date on which such Participant ceases to be a director or employee of any Participating Company by reason of injury disability or redundancy within the meaning of the Employment Rights Act 1996;

                             (3)       the date on which such Participant
                                       reaches age 65; and

                             (4)       the date of such Participant's death;

"Qualifying Corporate Bond"  has the meaning attributed by Section 117 of the
                             Taxation of Chargeable Gains Act 1992;

"Qualifying Date"            a date as the Directors may from time to time
                             determine (or, in the absence of any such determination, the last day of the Company's accounting period) in the period of one year immediately preceding the relevant Appropriation
                             Day;

"Qualifying Remuneration"    in relation to any Participant shall mean his total
                             earnings from the Company and any Participating
                             Company for the Year of Assessment immediately preceding the Appropriation Day;

"Reconstruction and Take-    a transaction affecting any Scheme Shares which:
over"

                             (1) is an offer for those Scheme Shares which if accepted, would result in a new holding of shares being equated with such Scheme Shares for the purposes of capital gains tax; or

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                            (2)       is entered into pursuant to a scheme of
                                      arrangement or a compromise applicable to or affecting:-

                                      (a)   all the issued ordinary share
                                            capital of the Relevant Company or,
                                            as the case may be, all of it that
                                            is of the class in question; or

                                      (b)   all the shares, or shares of the
                                            class in question, which are held by
                                            a class of shareholders identified
                                            otherwise than by reference to their
                                            employment or their participation in
                                            an approved profit sharing scheme
                                            approved by the Inland Revenue under
                                            the Act; or

                            (3) is an offer of cash (with or without other assets) where the offer forms part of a general offer which is made to the holders of shares of the same class in the Relevant Company and which is made in the first instance on a condition such that if it is satisfied the offer or will have control (within the meaning of Section 416 of the Act); or

                            (4) is an offer of a Qualifying Corporate Bond, whether alone or with cash or other assets or both where the offer forms part of a general offer which is made as mentioned in paragraph (3) above;

"Redundancy"                the meaning ascribed by the Employment Rights Act
                            1996;

"the Release Date"          the meaning ascribed by Section 187(2) of the Act;

"the Relevant Amount"       in relation to a Participant, an amount equal to 10%
                            of his salary (or, if greater, (pound)3,000) subject to a maximum of (pound)8,000; "salary" for this purpose shall have the meaning ascribed by Section
                            187(5) of the Act for the current or preceding Year of Assessment, whichever is the greater;

"the Relevant Company"      Octel Corp. or any other company whose shares are as
                            a result of a Reconstruction or Take Over, Scheme
                            Shares;

"Relevant Event"            in relation to any Scheme Shares, an event which
                            gives rise to a charge to income tax under Schedule
                            E pursuant to the provisions of the Act;


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"Rules"                       the Rules of the Scheme and "Rule" shall be
                              construed accordingly;

"Scheme" Octel Profit Sharing Share Scheme in its present form, or as from time to time altered in accordance with the Rules;

"Scheme Shares"               Shares held by the Trustee upon the terms of this
                              Scheme on behalf of the Participants;

"Share" a share in Octel Corp. satisfying paragraphs 10, 11, 12 and 14 of Schedule 9 to the Act;

"Trustee"                     the Trustee referred to in the Deed, or such other
                              person or persons who is or are the trustee or trustees from time to time of the Scheme;

"Year of Assessment"          a year beginning on any 6 April and ending on the
                              following 5 April.

References to any statutory provision are to that provision as amended or re-enacted from time to time and, unless the context otherwise requires, words in the singular include the plural (and vice versa) and words importing the masculine shall include the feminine (and vice versa).

2.   INVITATIONS TO PARTICIPATE

     2.1  Issue of Invitations

     When the Directors have determined that this Scheme shall operate, the Company shall, following the applicable Qualifying Date, issue an invitation to each Eligible Employee inviting him to consent (if he has not already done so) to the appropriation of Shares on the proposed Appropriation Day (or if so provided in the Invitation, on all future Appropriation Days until further notice) by signing and returning the accompanying Agreement duly completed and signed by such date at least fourteen days after the date of the Invitation as shall be specified in the Invitation (but in any event prior to the relevant Appropriation Day).

     2.2  Terms of Agreement

     Save as provided in Clause 6 of the Deed, an Agreement shall bind the relevant Eligible Employee in contract with the Company:

     a to permit the Scheme Shares to be appropriated to him to remain in the hands of the Trustee throughout the applicable Period of Retention; and




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     b    not to assign, charge or otherwise dispose of his beneficial interest in those Scheme Shares during the applicable Period of Retention; and

     c if he directs the Trustee to transfer the legal title of those Scheme Shares to him at any time before the applicable Release Date, to pay to the Trustee before such transfer takes place a sum equal to income tax at the basic rate on the Appropriate Percentage of the Locked-In-Value of such Scheme Shares at the time of such direction; and

     d not prior to the relevant Release Date to direct the Trustee to dispose of those Scheme Shares otherwise than as aforesaid or by sale for the best consideration in money that can reasonably be obtained therefor at the time of such sale.

     2.3  Employee Electing not to Participate

     Notwithstanding anything to the contrary, an Eligible Employee may by written notice given to the Company before an Appropriation Day direct that Shares shall not be appropriated to him on that Appropriation Day or, if applicable, on each subsequent Appropriation Day until further notice.

3.   PURCHASE OF SHARES FOR APPROPRIATION

     3.1  Arrangements for Purchasing Shares

     The Trustee may upon the direction of the Directors, purchase Shares from time to time until the Dealing Day preceding the relevant Appropriation Day. Such Shares may be purchased on The New York Stock Exchange or privately (provided that any such private purchase made at the time when the Shares are listed is made at a price which is equivalent to the middle market quotation for such Shares as reported in The Wall Street Journal for the Dealing Day preceding the day in question) and provided that an Appropriation of Shares shall be at not less than the Initial Market Value.

     3.2  When Shares may not be Purchased

     The Trustee shall not purchase any Share unless it is reasonably certain at that time that any appropriation of that Share on the relevant Appropriation Day would not breach any relevant term of this Scheme or any similar scheme established by the Company or any of its Subsidiaries.

4.   SUBSCRIPTION OF SHARES FOR APPROPRIATION

     4.1  Arrangements for Subscription for New Shares

     The Trustee, at the direction of the Directors, may at any time within the period of 30 days prior to the Dealing Day immediately preceding the relevant Appropriation Day, subscribe for Shares for appropriation under this Scheme on that Appropriation Day, and the price per Share at which the Trustee subscribes for Shares under this Scheme shall be the greater of:-



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     a    the nominal value of a Share on the date of subscription; and

     b    the market value of a Share which:

          i so long as the Shares are listed on the New York Stock Exchange, shall be the middle market quotation of a Share as derived from the New York Stock Exchange (as derived from the Wall Street Journal) on the day immediately preceding the Dealing Day before the date of subscription; or

          ii so long as the Shares are not listed on the New York Stock Exchange shall be their value determined in accordance with
               Section 272 of the Taxation of Chargeable Gains Act 1992 and as agreed in advance with the Shares Valuation Division of the Inland Revenue for the purposes of the Scheme.

     4.2  Timing of Contributions to Trustees

     Contributions to be made by the Company and each Participating Company to the Trustee to support any purchase for or subscription of Shares to be made by the Trustee for appropriation on any Appropriation Day shall be paid not later than the Dealing Day immediately prior to the relevant Appropriation Day.

5.   APPROPRIATION OF SHARES

     5.1  Number of Appropriations

     Not more than two appropriations of Shares shall be made under the Scheme in each Year of Assessment out of profits of the Participating Companies.

     5.2  Method of Appropriation

     Shares shall be appropriated amongst Eligible Employees on an Appropriation Day in accordance with such one or more of the following methods as the Directors shall determine:-

     a Eligible Employees shall receive Shares having an Initial Market Value equal to such percentage of their Qualifying Remuneration as the Directors shall determine; or

     b Eligible Employees shall receive a number of Shares per year of Continuous Employment with one or more Participating Companies and/or Subsidiaries; or

     c Eligible Employees shall receive a fixed number of Shares or a number of Shares with a Market Value equal to a fixed sum; or

     d such other formula to be determined by the Directors and contained in a supplementary Trust Deed to be executed by the Trustees and the Company, and approved by the Inland Revenue.

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     For the avoidance of doubt, the methods mentioned in this Rule may be added but not multiplied.

     5.3  Proportionate allocation of Shares which do not rank pari passu

     Where the Trustee on an Appropriation Day appropriates Shares a proportion of which rank for any dividend or other rights by reference to a record date preceding the relevant Appropriation Day and a proportion of which do not, then the Shares to be appropriated to each Eligible Employee shall as far as practicable be in the same proportions thereto.

     5.4  Limitation to Relevant Amount

     The aggregate of the Initial Market Value of all Shares which may be appropriated to any Participant in any Year of Assessment shall not exceed the Relevant Amount.

     5.5  Evidence of share ownership

     Evidence of share ownership shall be provided by the Company in respect of Scheme Shares and shall be delivered to or to the order of the Trustee.

6.   ISSUE OF SHARES

     Shares to rank pari passu

     All Shares issued under the Scheme shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue.

7.   DISPOSALS AND PAYMENT

     7.1  Prohibition on Disposal by Trustee

     The Trustee shall not dispose of any Scheme Shares which have been appropriated to a Participant (whether to the Participant concerned or otherwise) except in accordance with Clause 5 of the Deed.

     7.2  Accounting for Cash Receipts

     Upon receipt of a sum of money being (or being part of) the proceeds of any disposal or Capital Receipt in respect of any Scheme Shares, the Trustee shall (subject to compliance with the provisions of the Act) account to the Participant for any balance remaining in their hands and relating to such Scheme Shares, provided that any sum of less than (pound)1 distributable to a particular Participant may be retained by the Trustee.




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     7.3  Accounting by Participating Company

     Any Participating Company to which the Trustee pays any part of any such sum as is referred to in Rule 7.2 shall (subject to compliance with the Act) forthwith account to the Participant for the balance remaining in its hands.

8.   TRANSFER OF LEGAL TITLE

     8.1  Transfer free of Income Tax

     Forthwith upon the earlier of:

     a    the Release Date of any Scheme Shares; and

     b any time at which by reason of the provisions of the Act any such Scheme Shares shall cease to give rise upon their disposal to a charge to income tax on the relevant Participant,

     the Trustee shall transfer the applicable Scheme Shares to the Participant concerned.

     8.2  Transfer after Period of Retention

     At any time after the end of the applicable Period of Retention, a Participant may, by notice in writing require the Trustee to transfer the relevant Scheme Shares into his name.

9.   STAMP DUTY

     Any stamp duty, stamp duty reserve tax or other expenses involved in any transfer of Shares by the Trustee shall be payable:-

     a in the case of a transfer into the name of the Participant concerned, by the Trustee (and reimbursed by the Company); and

     b in any other case, by the Participant concerned or the purchaser from the Participant concerned.

10.  DISPUTES

     The decision of the Directors in any dispute or question affecting any Eligible Employee or Participant under this Scheme shall be final and conclusive.




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11.  RIGHTS ON TERMINATION OF EMPLOYMENT

     In no circumstances shall any person who has ceased to be an employee of any Participating Company by reason of dismissal or otherwise howsoever or who is under notice of termination of his employment be entitled to claim as against such Participating Company or the Trustee any compensation for or in respect of any consequential loss he may suffer by reason of the operation of the terms of the Scheme or of the provisions of the Act.

12.  DUTY TO ACCOUNT FOR PAYE ETC

     12.1 Deduction from Cash Payments

     Where the Trustee receives a sum of money which constitutes (or forms part of):

     a the proceeds of a disposal of Shares falling within Clause 6 which constitutes a Relevant Event, or

     b    a Capital Receipt,

     then, if required by and in accordance with the provisions of paragraph 7 of Schedule 10 of the Act it shall pay to the Company or relevant Participating Company out of that sum of money an amount equal to that on which income tax is payable and the Company or relevant Participating Company shall then pay over that amount to the Participant in question but in so doing shall make a PAYE deduction, unless such Participant shall have ceased to be employed by the Company or Participating Company or the Board of Inland Revenue otherwise directs when the Trustee shall pay over the amount to the Participant but in so doing shall deduct United Kingdom income tax at the basic rate for the time being in force on an amount equal to that on which income tax is payable.

     12.2 Transfer of Shares prior to Release Date

     Where the Trustee receives from a Participant who has directed it to transfer the ownership of his Shares to him at any time before the Release Date, the sum calculated in accordance with Rule 2.2c, that sum shall be treated as a PAYE deduction by the Trustee.

     12.3 Maintenance of records

     The Trustee shall maintain such records as may be necessary to enable then to carry out their obligations under paragraph 7 of Schedule 10 of the Act, including records of all payments to the Company and sums deducted by the Trustee falling within Rule 12.1 and all sums received from Participants falling within Rule 12.2.

     12.4 Information to Participants

     The Trustee shall inform each Participant in writing of any facts relevant to determining the liability (if any) of that Participant to income tax under Schedule E by reason of an occurrence of an event under the Scheme in relation to his Scheme Shares.



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13.  ALTERATIONS

     13.1 General Power to Amend Scheme

     Subject to the concurrence of the Trustee in a deed supplemental hereto, the Rules of the Scheme may be altered in accordance with the following provisions of this Rule. Any such alterations shall be binding on all Participating Companies.

     13.2 Amendment prior to Inland Revenue approval

     The Directors may, prior to the approval of the Scheme under the Act by the Inland Revenue, alter the Rules of the Scheme as may be necessary in order to obtain such approval.

     13.3 Amendment subsequent to Inland Revenue approval

     After the date on which the Scheme is approved by the Inland Revenue under the Act, the Directors may in their discretion alter the Rules provided that no such alteration shall be effective until approved by the Inland Revenue.

     13.4 Amendment which adversely affects Participants

     No alteration which purports to enlarge the obligations or restrict the rights of any Participant in respect of Scheme Shares already appropriated to him shall be effective.

14.  GENERAL

The Company in general meeting or the Directors may at any time resolve to terminate this Scheme, in which event no further Scheme Shares shall be appropriated but the provisions of this Scheme shall continue in full force and effect in relation to Scheme Shares already appropriated


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SCHEDULE TWO: NOTICE OF APPROPRIATION

To:      (Name)                Date:
         (Address)

From:    The Trustee of Octel Profit Sharing Share Scheme


This is to certify that the Trustee has now made an appropriation to [Name of Participant] ("the Participant") of [ ] Ordinary Shares of [$ ] each in Octel Corp. under the Scheme, and their initial market value for income tax purposes is set out below[based on the current share price of $ [ ] converted at an exchange rate of $ : (pound)1]:-

Date of Initial       Number of Shares     Value per share        Market Value
Appropriation                                 (pound)                (pound)



The Ordinary Shares are held for the Participant by the Trustee of Octel Profit Sharing Scheme and are subject to a valid contract under paragraph 2 (2) of
Schedule 9 of the Income and Corporation Taxes Act 1988.

Yours faithfully
for Octel Profit Sharing Trust Co. Limited



Notes:

1.   PAYMENTS OF DIVIDENDS

Any dividends will be paid by the BACS system directly to your nominated bank account. It is very important therefore that you notify the Trustee immediately if you change your bank details (see below).

2.   INCOME TAX

Income tax is not payable on the value of your shares if they are held on your behalf by the Trustee until the `Release Date' (currently three years from the date of appropriation). The amount of any dividend received and its tax credit should be entered on your Income Tax Return for the relevant year.


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Write to the Trustee if:

(1) you change your name: (give your old names and new names in full and send a copy of any documentation, e.g. marriage certificate);

(2) you change your address: (give your old and new address and state your full names).




Address all such correspondence to the Trustee at:-

Trustee of Octel Profit Sharing Share Scheme
Octel Profit Sharing Trust Co. Limited
c/o The Associated Octel Company Ltd
PO BOX 17
Oil Sites Road
Ellesmere Port
South Wirral
L65 4 HF

ALWAYS WRITE NAMES AND ADDRESSES IN BLOCK CAPITALS



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OCTEL PROFIT SHARING SHARE SCHEME: DEED OF ADHERENCE
--------------------------------------------------------------------------------

SCHEDULE THREE: DEED OF ADHERENCE

THIS DEED is made the [    ] day of [    ] 1999

BETWEEN


(1) The Associated Octel Company Limited whose registered office is at Suite 2, 4th Floor, Berkeley Square House, Berkeley Square, London, W1X 6DT ("the Company");

(2) Octel Profit Sharing Trust Co. Limited whose registered office is at Suite 2, 4th Floor, Berkeley Square House, Berkeley Square, London, W1X 6DT ("the Trustee"); and

(3)  [      ] whose registered office is at [      ] ("the New Participating
     Company").

WHEREAS

(A) This Deed is supplemental to a Deed dated [ ] and made between the Company and the Trustee (hereinafter called the "Principal Deed") whereby the Company established Octel Profit Sharing Share Scheme (hereinafter called "the Scheme").

(B) The New Participating Company is controlled by the Company within the meaning of Section 840 of the Income and Corporation Taxes Act 1988.

(C) In pursuance of the power contained in Clause 4 of the Principal Deed, the Company has agreed that subject to its entering into this Deed of Adherence, the New Participating Company may become a Participating Company for the purposes of the Scheme.

NOW THIS DEED WITNESSES as follows:-

1. The Company hereby agrees that the New Participating Company shall be a Participating Company for the purposes of the Scheme.

2. The New Participating Company hereby covenants with the Company and with the Trustee that it will observe and perform all covenants, conditions and provisions contained in the Principal Deed and all the provisions of the Scheme applicable to Participating Companies.

IN WITNESS whereof the parties hereto have caused this Deed to be executed the day and year first before written



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--------------------------------------------------------------------------------

THE COMMON SEAL of
The Associated Octel Company
Limited hereto affixed in
the presence of:

                  Director


                  Secretary


THE COMMON SEAL of                                   )
Octel Profit Sharing Trust Co. Limited               )
was hereto affixed in                                )
the presence of:                                     )

                  Authorised signatory

                  Authorised signatory



THE COMMON SEAL of
[              ]
was hereto affixed in
the presence of:

                  Director

                  Secretary



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OCTEL PROFIT SHARING SHARE SCHEME:
--------------------------------------------------------------------------------

SCHEDULE FOUR: INVITATION LETTER


Dear [      ]

Octel Profit Sharing Share Scheme ("the Scheme")

The Directors of the Company invite you to participate in the Scheme, and I am pleased to announce that you are eligible to have [ ] Ordinary Shares in Octel Corp. with a value of [(pound) ] appropriated to you.

In order to participate in this appropriation you must complete the top copy of the Contract of Participation which is enclosed and return it to [ ] not later than [ ]. THE SECOND COPY OF THE CONTRACT OF PARTICIPATION SHOULD BE RETAINED - PLEASE KEEP IT IN A SAFE PLACE

Yours faithfully


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SCHEDULE FIVE: PARTICIPATION AGREEMENT

Octel Profit Sharing Share Scheme ("the Scheme")


To:  [       ]

Section I
---------

I have received the invitation to participate in Octel Profit Sharing Share Scheme dated [ ] notifying me of my entitlement to receive ordinary shares of [$ ] each in Octel Corp. and I hereby instruct you that I wish to take up my full entitlement to Shares.

You will receive your full entitlement to Shares provided you have completed
Section II below.

Section II
----------

You must complete this Section if you intend to take any Shares;

I wish to be appropriated Shares under the Scheme and in consideration of such appropriation I agree with the Company as follows:-

     (1)  I will be bound by the Rules of the Scheme;

     (2) I will permit the Shares appropriated to me under the Scheme to remain in the hands of the Trustee of the Scheme throughout the period up to the Release Date (as defined in the Rules of the Scheme currently three years after the Shares are appropriated to me);

     (3) I will not assign, charge or otherwise dispose of my beneficial interest in the Shares period up to the Release Date;

     (4) If I direct the Trustee of the Scheme to transfer the ownership of my Shares to me at any time before the Release Date (as defined in the Rules of the Scheme - currently three years after the Shares are appropriated to me), I will pay to the Trustee of the Scheme before the transfer takes place such sum on account of income tax as they are required to collect under the Income and Corporation Taxes Act 1988;

     (5) I will not direct the Trustee of the Scheme to dispose of my Shares in any other way at any time after the Retention Period and before the Release Date, except by sale for the best consideration in money that can reasonably be obtained at the time of the sale.


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     (6)  I will permit the Trustee to make any payments of dividends directly to me through the Bank Automated Clearing System (BACS) and understand that this will require details of my nominated bank account to be disclosed to the Trustee for the purposes of making this payment to me.

Provided that none of the obligations contained in paragraphs (2) and (3) above shall prevent me from:-

a    giving directions to the Trustee of the Scheme; or

b agreeing to sell to the Trustee of the Scheme my beneficial interest in my Shares in accordance with the provisions of paragraph 1 of Schedule 10 of the Income and Corporation Taxes Act 1988 (which only applies in the event of company reconstructions, schemes of arrangement, take-overs and similar events).


Signed ............................. Dated ..................


Signed .....................................Dated ...............



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OCTEL PROFIT SHARING SHARE SCHEME:
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EXECUTED as a DEED by                                   )
The Associated Octel Company Limited                    )

                  Director


                  Director/Secretary


EXECUTED as a DEED by                                   )
Octel Profit Sharing Trust Co. Limited                  )

                  Director

                  Director/Secretary





                                      79